FINANCE INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
FINANCE INCOME (EXPENSES), NET [Abstract]
Interest income on short-term deposits	$ 61	$ 10	$ 59
Bank fees and Interest expenses	(47)	(6)	(5)
Changes in provision for royalties	(33)	415	(104)
Exchange rate differences	18	(13)	31
Revaluation of fair value of warrants to purchase preferred share	174	3,519	623
Total financing income	$ 173	$ 3,925	$ 604